The UBS Funds	Summary Prospectus Supplement

The UBS Funds

Summary Prospectus Supplement

January 30, 2014

Dear Investor,

The purpose of this supplement is to update the Summary Prospectus of the UBS Global Allocation Fund series (the “Fund”) of The UBS Funds dated October 28, 2013, as follows:

1.           Effective on January 31, 2014, the following changes to the Fund’s investment strategy will be made:

The second paragraph under the heading “Principal strategies” and the sub-heading “Principal investments” in the Summary Prospectus is deleted in its entirety and replaced by the following:

Under normal circumstances, the Fund will invest in physical securities and derivatives to gain exposure to equity, fixed income, and alternative asset class securities, including, but not limited to, convertible bonds and real estate securities, including real estate investment trusts (“REITs”) and real estate operating companies.  The Fund may gain exposure to issuers located within and outside the United States, including securities of issuers in both developed (including the United States) and emerging markets countries.

Investments in fixed income securities may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. These securities will have an initial maturity of more than one year and may be either investment grade or high yield (lower-rated or “junk bonds”) securities. Investments in equity securities may include, but are not limited to, common stock and preferred stock. The Fund may invest in other open-end investment companies advised by the Advisor and third-party passively managed exchanged-traded funds (“ETFs”) to gain exposure to certain asset classes.

2.           In connection with the change to the Fund’s investment strategy, disclosure regarding the following risks will be added to the Fund’s Summary Prospectus as follows:

The following risk disclosure is added after the “Leverage risk associated with financial instruments” disclosure under the heading “Main risks” in the Summary Prospectus:

Real estate securities and REITs risk: The risk that the Fund’s performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT’s performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

In addition, the “Investing in other funds risk” disclosure under the heading “Main risks” in the Summary Prospectus is deleted in its entirety and replaced by the following:

Investing in other funds risk: The Fund’s investment performance is affected by the investment performance of the underlying funds in which the Fund may invest, including ETFs. Through its investment in the underlying funds, the Fund is subject to the risks of the underlying funds’ investments and subject to the underlying funds’ expenses.

Tracking error risk for ETFs and derivatives: Imperfect correlation between a derivative or ETF’s portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF’s size, changes to the index and regulatory requirements may cause tracking error, which is the divergence of an ETF’s performance from that of its underlying index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because an ETF incurs fees and expenses while its underlying index does not.

Passive investment risk: ETFs purchased by the Fund are not actively managed and may be affected by general decline in market segments relating to their respective indices. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

Investing in ETFs risk: The Fund’s investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF’s underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale.

3.           In addition, in connection with the change to the Fund’s investment strategy, the Fund’s primary and secondary benchmark indices will be changed.

The first two paragraphs under the heading “Performance” and the sub-heading “Risk/return bar chart and table” in the Summary Prospectus are deleted in their entirety and replaced by the following:

The performance information that follows shows the Fund’s performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. The MSCI All Country World Index (net) shows how the Fund’s performance compares to an index that is designed to measure the equity market performance of developed and emerging markets. The Citigroup World Government Bond Index (hedged in USD) shows how the Fund’s performance compares to an index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity that is hedged back to the US dollar. The Fund’s secondary benchmark index is a blend of 60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (hedged in USD). Indices reflect no deduction for fees, expenses or taxes, except for the MSCI All Country World Index (net) which reflects no deduction for fees and expenses. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at http://globalam-us.ubs.com/corpweb/performance.do.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares’ after-tax returns shown.

Also, the “Average annual total returns” table under the heading “Performance” and the sub-heading “Risk/return bar chart and table” in the Summary Prospectus is deleted in its entirety and replaced by the following:

Average annual total returns (figures reflect sales charges)

(for the periods ended December 31, 2012)
Class (inception date)	1 year	5 years	10 years
Class A (6/30/97)
Return before taxes	6.20%	(1.08)%	5.71%
Class C (11/22/01)1
Return before taxes	10.49	(0.72)	5.50
Class Y (8/31/92)
Return before taxes	12.69	0.36	6.61
Return after taxes on distributions	11.98	(1.54)	5.04
Return after taxes on distributions and sale of fund shares	8.57	(0.70)	5.06
MSCI All Country World Index (net)2	16.13	(1.16)	8.11
Citigroup World Government Bond Index (hedged in USD)2	4.50	4.68	4.41
Russell 3000 Index2	16.42	2.04	7.68
MSCI World Free Index (net)2	15.83	(1.18)	7.51
Citigroup World Government Bond Index2	1.65	5.27	6.04
60% MSCI All Country World Index (net)/ 40% Citigroup World Government Bond Index (hedged in USD)	11.61	1.79	7.03

1
Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the annual average returns presented for the Class C shares shown above.

2
Effective on January 31, 2014, the MSCI All Country World Index (net) and Citigroup World Government Bond Index (hedged in USD) are replacing the Russell 3000 Index, MSCI World Free Index (net) and Citigroup World Government Bond Index as the Fund’s primary benchmark indices because they better represent the Fund’s portfolio composition and intended risk profile.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-656

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